Principal Life Insurance Company

Supplement dated August 17, 2026
to the Initial Summary Prospectus dated May 1, 2026 for
Principal® Strategic Income

This supplement updates information contained in the Initial Summary Prospectus for the above-referenced registered index-linked annuity contract (the “Contract”) issued by Principal Life Insurance Company. Terms not otherwise defined in this supplement have the same meanings as in the Initial Summary Prospectus. Please retain this supplement for future reference.

The purpose of this supplement is to disclose a change in the availability of an Index-Linked Segment Option.

Closing of Index-Linked Segment Option

The following Index-Linked Segment Option is no longer available for investment under new Contracts:
•Point-to-Point, S&P 500® Price Return Index, Participation Rate and Cap Rate, 1-year Segment Term, 20% Peak Buffer (10% Peak Buffer Midpoint)
Appendix A – Investment Options Available under the Contract is hereby revised to reflect that this Segment Option has been closed to investment. The Company reserves the right to offer this Segment Option in the future.

Please direct any questions regarding this supplement to our Home Office or your financial professional.

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Classification: Internal Use